UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 22, 2003


                                    IMP INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-15858                    94-2722142
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State or other jurisdiction        Commission                  IRS Employer
Of incorporation                   File Number             Identification Number



2830 North First Street, San Jose, CA                             95134
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:   (408) 432-9100
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

ITEM 5. OTHER EVENTS

On August 28, 2003, IMP, Inc. (NasdaqSC: IMPXE) announced that on August 22, 2003 it received notice from the Nasdaq indicating that IMP, Inc. has failed to comply with Nasdaq's independent director and audit committee rules set forth in Nasdaq Marketplace Rules 4350(c) and 4350(d)(2). These Rules require IMP, Inc. to have at least three independent directors on its board and to have an audit committee consisting solely of independent directors and with at least three members. At this time, IMP, Inc. has no independent directors on its board. Because of its failure to comply with these Rules, IMP, Inc.'s securities are subject to delisting from the Nasdaq SmallCap Market. Additional information is set forth in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference. IMP, Inc. is currently in the process of appealing a decision by Nasdaq to delist its stock from the Nasdaq SmallCap Market.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Business Acquired: Not Applicable

    (b) Pro Forma Financial Information: Not Applicable

    (c) EXHIBITS: The following Exhibit is attached hereto and incorporated herein by reference:

Exhibit Number         Description of Exhibit
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      99.1             Press Release dated August 29, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2003

                                    IMP, INC.


                                    By  /s/ Subbarao Pinamaneni
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                                        Subbarao Pinamaneni, CEO
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